Exhibit 23.2
[COMPANY LOGO]



                      Aircraft Information Services, Inc.

                             CONSENT OF APPRAISER


We consent to the use of our reports included herein and to the references to our firm in the Morgan Stanley Aircraft Finance Registration Statement on Form S-4 to e filed with the Securities and Exchange Commission.

Dated: May 31, 2000

                                AIRCRAFT INFORMATION SERVICES, INC.

                                By: /s/ John D. McNicol
                                   --------------------------------
                                   Name:  John D. McNicol
                                   Title: Vice President - Apraisals & Forecasts